UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2014

Reve Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(Address of principal executive offices) (Zip Code)

(714) 907-1241

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company was never a “shell issuer,” as defined in Rule 144(i)(1), promulgated under the Securities Act. This representation is based on a good faith understanding of Rêve Technologies, Inc. (the “Company”), following a reasonable examination and investigation of the applicable law and facts made by the officers and directors of the Company. Any representations in previous filings that indicated that the Company was ever a “shell issuer” were made in error.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reve Technologies, Inc.

Dated: December 10, 2014	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer